SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

MDU Communications International, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

June 17, 2011

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of MDU Communications International, Inc. to be held at 10:00 a.m. local time on Thursday, July 14, 2011 at 60-D Commerce Way, Totowa, New Jersey 07512.  At the Annual Meeting our stockholders will be asked:

•	To elect one director to a two-year term;

•	To amend the Company’s 2009 Employee Stock Purchase Plan to increase the number of shares authorized from 150,000 to 600,000; and

•	To ratify the selection of J.H. Cohn LLP as the Company's independent public accountants for the fiscal year ending September 30, 2011.

Your participation and vote are important. Even if you plan to attend the Annual Meeting in person, please complete, sign, date, and promptly return the enclosed proxy card in the enclosed postage-prepaid envelope or use the instructions on your proxy card to use telephone or Internet voting to vote your shares. Doing so will not limit your right to attend or vote at the Annual Meeting. Only stockholders of record at the close of business on June 8, 2011 are entitled to vote on the proposals.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in MDU Communications International, Inc.

Sincerely,

Sheldon Nelson
President and Chief Executive Officer

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

                   The Annual Meeting of Stockholders of MDU Communications International, Inc. (the "Company") will be held at 10:00 a.m. local time on Thursday, July 14, 2011, at 60-D Commerce Way in Totowa, New Jersey for the following purposes:

1.	To elect one director to a two-year term;

2.	To amend the Company’s 2009 Employee Stock Purchase Plan to increase the number of shares authorized from 150,000 to 600,000 (the “Amendment”);

3.	To ratify the selection of J.H. Cohn LLP as the Company's independent public accountants for the fiscal year ending September 30, 2011; and

4.	To transact any other business that may properly come before the meeting.

Only stockholders of record at the close of business on June 8, 2011 are entitled to notice of, and to vote at, the meeting. The Proxy Statement is also available at www.mduc.com/info.html.

BY ORDER OF THE BOARD OF DIRECTORS,

Totowa, New Jersey	Bradley D. Holmstrom
June 17, 2011	Corporate Secretary

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the annual meeting of stockholders, we urge you to vote and submit your proxy by telephone, the Internet or by mail as promptly as possible to ensure the presence of a quorum for the meeting. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. To vote and submit your proxy by mail, please complete, sign and date the enclosed proxy card and return it in the enclosed postage pre-paid envelope. If you attend the Annual Meeting, you may, of course, revoke the proxy and vote in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from them to vote your shares.

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
July 14, 2011

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of MDU Communications International, Inc. to be voted at our 2011 Annual Meeting of Stockholders to be held at 10:00 a.m. local time on Thursday, July 14, 2011. Stockholders who sign proxies may revoke them at any time before their exercise by delivering a written revocation to our Corporate Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at (973) 237-9243. These proxy materials are being mailed to our stockholders on or about June 17, 2011.

A copy of our Annual Report for the fiscal year ended September 30, 2010 is being mailed concurrently herewith to all stockholders of record at the close of business on June 8, 2011 (“Record Date”). The Annual Report does not constitute a part of the proxy solicitation material for the Annual Meeting. Stockholders are encouraged to review this information, which is also posted on the investor relations page of our website at www.mduc.com.

As required by SEC rules, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on June 8, 2011.  All stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet; and
•	Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

QUORUM AND REQUIRED VOTES

Please note that the New York Stock Exchange rules, which also govern brokers dealing with securities listed on other stock exchanges, have changed and election of directors is no longer considered a routine matter. This means that brokers may not vote your shares on the election of directors if you have not given your broker specific instructions as to how to vote. Please be sure to provide specific instructions to your broker so that your vote may be counted.

Only stockholders of record at the close of business on June 8, 2011 are entitled to vote at the Annual Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was 5,503,111 shares. Each share of common stock is entitled to one vote on all matters to be acted upon at the Annual Meeting. A majority of those shares shall constitute a quorum, which is necessary for the transaction of business at the Annual Meeting. Required votes for passage of the Proposals are as follows:

Proposal 1 - Election of Directors.  There is one nominee for election as director at the 2011 Annual Meeting and will be elected upon the affirmative vote of the majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal. Only votes “for” or “withheld” will affect the outcome.

Proposal 2 - Approval of Amendment to the 2009 Employee Stock Purchase Plan.  The proposal to approve the Amendment to our 2009 Employee Stock Purchase Plan will be adopted upon the affirmative vote of the majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal, broker non-votes excepted.

Proposal 3 - Ratification of Independent Auditors.  The proposal to ratify the appointment of our independent auditors will be adopted upon the affirmative vote of the majority of the shares of common stock present or represented by proxy and entitled to vote on this proposal.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered votes cast on that proposal. Thus, broker non-votes will not affect the outcome of Proposals 1 and 2 being voted on at the meeting, assuming that a quorum is obtained.

SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

We will deliver only one Proxy Statement to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

MDU Communications International, Inc.
Attn: Corporate Secretary
60-D Commerce Way
Totowa, New Jersey 07512
Tel: (973) 237-9499
Fax: (973) 237-9243

ABOUT THE MEETING

When and where will the meeting be held?

The 2011 Annual Meeting of Stockholders of MDU Communications International, Inc. (together with its subsidiaries, the “Company” or “MDU”) will be held at 10:00 a.m. local time on Thursday July 14, 2011, at 60-D Commerce Way, Totowa, New Jersey and at any adjournment(s) thereof (the “Annual Meeting”). The Annual Meeting is open to all stockholders or their authorized representatives.

What are the purposes of the Annual Meeting?

You will be asked to consider and vote upon:

•	The election of one director for a term of two years;

•	To amend the Company’s 2009 Employee Stock Purchase Plan to increase the number of shares authorized from 150,000 to 600,000;

•	To ratify the Audit Committee’s selection of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011; and

•	To consider and act upon such other matters as may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if other matters are presented for a vote and you grant a proxy, the persons named as proxy holders, Carolyn Howard and Richard Newman, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. Additionally, if, for any unforeseen reason, any of our nominees are not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board of Directors.

How many members of the Company’s Board of Directors are there?

The Company’s Articles and By-Laws provide that the Company’s Board of Directors shall consist of such number of directors from two to twelve as shall be determined by the Board of Directors from time to time. The number of directors is currently set at five and there are four directors currently on the Board.

Who is entitled to vote?

Only stockholders of record at the close of business on June 8, 2011, the Record Date, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned on that date.

How many votes can be cast by the holders of our common stock?

On June 8, 2011, the Record Date, there were 5,503,111 shares of the Company’s common stock outstanding. The holders of common stock are entitled to one vote for each share held on the Record Date.

How many votes must be present to hold the meeting?

A quorum of the common stock must be present. A quorum is a majority (more than half) of the outstanding shares eligible to vote on the particular matter present at the meeting or represented by proxy.

How do I vote?

You may:

•	Vote by marking, signing, dating and returning the enclosed proxy card in the accompanying postage-paid envelope;
•	Vote by telephone or Internet; or
•	Vote in person by attending the Annual Meeting. We will distribute written ballots to any stockholder of record who wishes to vote in person at the Annual Meeting.

What if I return my proxy card and don’t vote on a matter listed on it?

If you return a signed proxy card without indicating your vote, your shares will be voted in the discretion of the person named in the proxy for all matters properly brought before the Annual Meeting.

Can I change my vote?

Yes. You can send in a new proxy card with a later date, cast a new vote by Internet, or send a written notice of revocation to the Company’s Secretary at the address on the cover page of this Proxy Statement. If you attend the Annual Meeting and want to vote in person, you can request that your previously submitted proxy not be used. If your shares are held through a broker, bank or other institution in “street name”, you will need to obtain a proxy form from the institution that holds your shares.

What does it mean if I receive more than one proxy card?

If you hold your shares in multiple registrations, or in both registered and street name, you will receive a proxy card for each account. Please sign, date, and return all cards you receive. Only your latest dated proxy for each account will be voted.

Will my shares be voted if I do not sign and return my proxy card?

Probably not. Brokers may not vote your shares on the election of directors or other non-routine matters if you have not given your broker specific instructions as to how to vote. We strongly encourage you to vote your shares by returning your proxy card to your nominee and contact the person responsible for your account to ensure that a proxy card is voted on your behalf.

Who will act as inspector of election?

A representative of Corporate Stock Transfer, our transfer agent, will act as inspector of election at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election. The inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed, and not revoked, or by shares voted on the Internet, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card that is returned signed but not marked will be voted with the recommendations of the Board of Directors and as the proxy holder deems desirable. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

What are abstentions and broker non-votes?

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for purposes of determining the existence of a quorum. Abstentions are not counted in tabulations of the votes cast on proposals presented. Broker non-votes will not be counted as votes for or against such proposal. A broker non-vote occurs when a nominee holding shares for a beneficial owner expressly does not vote on a particular matter because the nominee does not have discretionary voting power with respect to the matter and has not received instructions from the beneficial owner.

Who is soliciting my vote?

Your vote is being solicited by and on behalf of the Company’s Board of Directors.

How will my vote be solicited?

Proxies will be solicited by the use of the mails and may also be solicited personally, or by telephone, telecopy or email, by directors, officers and employees of the Company. No directors, officers or employees of the Company will receive additional compensation for soliciting proxies.

The Company will (i) request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries as record holders to forward the solicitation materials to the beneficial owners of the Company’s common stock, (ii) furnish the number of copies necessary for these record holders to supply the materials to the beneficial holders, and (iii) reimburse the reasonable forwarding expenses incurred by these record holders.

Who pays for the solicitation of my vote?

The Company pays the costs of soliciting your vote, including the costs of preparing, printing and mailing the proxy materials. None of our officers or employees will receive any extra compensation for soliciting you.

When will this Proxy Statement be sent to stockholders?

This Proxy Statement is first being sent to stockholders on or about June 17, 2011. A copy of the Company’s Annual Report, which contains financial statements for the year ended September 30, 2010, has also been enclosed in the same mailing with this Proxy Statement.

Can I access the Company’s proxy materials and annual report electronically?

This Proxy Statement and the Company’s 2010 Annual Report are available on the Investor section of its Internet web site at www.mduc.com/info.html and pursuant to the Notice of Internet Availability.

What is “householding” and how does it affect me?

The Securities and Exchange Commission has adopted a rule concerning the delivery of annual reports and proxy statements that permits the Company, with your permission, to send a single set of these proxy materials to any household at which two or more stockholders reside if the Company believes they are members of the same family. A separate proxy card would still be mailed to each stockholder at the same address. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. The Company has instituted this procedure.

Some brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of the Company’s common stock, you may have received householding notification from your broker. Please contact your broker directly if you have questions, require additional copies of this Proxy Statement or our 2010 Annual Report, or wish to receive separate copies of any annual report and proxy statement in the future, or wish to revoke your decision to household. These options are available to you at any time.

PROPOSAL 1:
ELECTION OF DIRECTORS

The Board of Directors is divided into three classes serving staggered terms.  If elected, the first class (terms expiring next year) consists of two director, the second class (terms expiring in two years) consists of two directors, and the third class (terms expiring in three years) consists of no directors. Each director will hold office until a date specific, the first meeting of stockholders immediately following expiration of his or her term of office or until a director's earlier resignation or removal. Mr. Boyle is standing for election at this Annual Meeting. The directors and their terms are set forth below:

•	J.E. “Ted” Boyle’s term as a Board member expires as of this 2011 Annual Meeting. Mr. Boyle is standing for election for an additional two year term to expire in 2013.
•	Carolyn Howard’s term as a Board member does not expire until 2012.
•	Richard Newman’s term as a Board member does not expire until 2012.
•	Sheldon Nelson’s term as a Board member does not expire until 2013.

Stockholders should be aware that pursuant to the September 11, 2006 Loan and Security Agreement entered into with FCC, LLC, d/b/a First Capital, and Full Circle Funding, change of control of the Board of Directors is defined as a change of the majority of elected Board members within any two consecutive year period. Such a change in control will be considered a “default” under the Loan and Security Agreement.

Information about Directors. The names of the current Directors and the year in which each first became a director of the Company, their principal occupations and certain other information are as follows:

Director Standing for Election at this 2011 Annual General Meeting

John Edward "Ted" Boyle, 64, joined the Board of Directors in May of 2000. He is currently the President of G2W Solutions Inc. (GWIR:OTCBB), a satellite network service provider to the horse race and gaming industry. In 2006 and 2007, Mr. Boyle oversaw the launch of cable VoIP telephony at Cable Bahamas in Nassau. From 2002 until 2006 he worked for 180 Connect Inc., North America's largest cable and satellite installation and service contractor, and was the President of their $50M per annum cable division.  From 1998 to 2001 he was the President and CEO of Multivision (Pvt.) Ltd., the MMDS wireless cable television provider for Sri Lanka. From 1996 -1997 Mr. Boyle was the President and CEO of PowerTel TV, a Toronto based digital wireless cable company. As founding President and CEO of ExpressVu Inc. (1994 -1996), Mr. Boyle was responsible for taking Canada's first Direct-to-Home satellite service from inception to launch. Prior to 1994, Mr. Boyle held executive positions with Tee-Comm Electronics, Regional Cablesystems and Canadian Satellite Communications (Cancom). As the founding officer of Regional Cablesystems at Cancom, and later as Vice-President of Market Development at Regional, he led the licensing and construction, or acquisition, of over 1000 Canadian and American cable systems. In addition to MDU Communications, he currently sits on the Board of Asian Television Network (SAT-TSX-V).

Terms to Expire in 2012

Carolyn C. Howard, 48 was elected to the Board of Directors in July 2005 and is serving on the Company’s Audit Committee as the independent financial expert.  Ms. Howard has been employed by Howard Interests since 1987, a venture capital firm, of which she is a co-founder and manager.  She has held positions in banking with a focus on Fannie Mae/Freddie Mac lending.  She has managed positions with securities firms trading and covering institutional accounts.  In 1992 through 1997, she acted as CEO and COO of one of New Hampshire’s largest food service and bottled water companies.  In 1997, she facilitated the sale of that company to Vermont Pure Springs, Inc., a publicly traded company.  Ms. Howard also sits on the board and chairs the audit committee of Video Display Corporation (VIDE), a publicly traded company.  Ms. Howard studied accounting and finance at both New Hampshire College and Franklin Pierce University.  Presently she serves as President to the Jaffrey Gilmore Foundation and Vice President to the Sharon Arts Center, both non-profit educational and art organizations in New Hampshire.

Richard Newman, 59, resides in New York City and is currently a Managing Director for Andlinger and Company, a private equity firm mainly focused on business services, manufacturing and clean technology investment opportunities.  Prior to joining Andlinger, Mr. Newman was a Managing Director at East Wind Advisors, a boutique investment banking firm and a partner at Hart Capital, a private equity firm.  In addition to his most recent private equity experience noted above, Mr. Newman has 20 years of experience in various financial advisory and operating roles.  He holds an MBA from the Stanford University Graduate School of Business, a Master of Arts from the Stanford University School of Education and a Bachelor of Arts degree from Brown University.

Terms to Expire in 2013

Sheldon B. Nelson, 49, has served as Chief Executive Officer of the Company and a member of the Board of Directors, including a term as Chairman, since November 1998. From 1983 to 1998 he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries. In addition to his day-to-day responsibilities during his tenure at 4-12 Electronics, Mr. Nelson developed that company into one of Canada’s largest private cable system operators. Mr. Nelson is a 1983 graduate of Gonzaga University in Spokane, Washington where he graduated from the School of Business Administration, Magna cum Laude, and was the recipient of the School of Business Administrations’ Award of Excellence.

CURRENT BOARD OF DIRECTORS AND COMMITTEES

Board of Directors Meeting and Committees. All Board members are expected to attend the Company’s Annual Meeting of Stockholders and to attend 75% of all regular Board and committee meetings. All of the then-current Board members attended the 2010 Annual Meeting of Stockholders. During the fiscal year ended September 30, 2010, there were four regularly scheduled meetings and three additional conference calls of the Board of Directors. Each director attended at least 75% of the total number of meetings of the Board of Directors and committees on which the director served. The Board of Directors has three standing committees; the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee.

Audit Committee.    The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee. The principal functions of the Audit Committee include:

•	overseeing the integrity of the Company’s financial statements and compliance with related legal and regulatory requirements;

•	monitoring the adequacy of the Company’s accounting and financial reporting, and its internal controls, procedures and processes for financial reporting; and

•	overseeing the Company’s relationship with its independent auditors, including appointing, evaluating, and reviewing the compensation of the independent auditors.

Current members of the Audit Committee include Mr. Newman (Chair) and Ms. Howard. Both Mr. Newman and Ms. Howard qualify as an "audit committee financial expert" as defined by the Securities and Exchange Commission (“SEC”). All members of the Audit Committee are “independent” as defined by Rule 4200 of the National Association of Securities Dealers (“NASD”). Each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. The Audit Committee met four times during the fiscal year ended September 30, 2010 for approval and filing of the Company's reports and other matters.

Compensation Committee.    The Board of Directors has adopted a charter governing the duties and responsibilities of the Compensation Committee. The principal functions of the Compensation Committee include:

•	reviewing and making recommendations to the Board of Directors regarding all forms of salary, bonus and stock compensation provided to executive officers;

•	the long-term strategy for employee compensation, including the types of stock and other compensation plans to be used by the Company; and

•	overseeing the overall administration of the Company’s equity-based compensation and stock option plans.

Current members of the Compensation Committee include Mr. Boyle (Chair) and Mr. Newman. All members of the Compensation Committee are "independent” as defined by Rule 4200 of the NASD. Each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and directors who serve as executive officers of such entities. None of the Company’s executive officers have served as members of a compensation committee or as a director of any other entity that has an executive officer serving on the Compensation Committee of our Board of Directors or as a member of our Board of Directors. The Compensation Committee met twice during fiscal 2010.

Corporate Governance and Nominating Committee.  The Board of Directors has adopted a charter governing the duties and responsibilities of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee insures that the Company has the best management processes in place to run the Company legally, ethically and successfully in order to increase stockholder value. The principal functions of the Corporate Governance and Nominating Committee are:

•	assisting the Board of Directors in identifying, evaluating, and nominating candidates to serve as members of the Board of Directors and as a qualified Audit Committee financial expert;

•	recommending to the Board of Directors any director nominees for the next annual meeting of stockholders;

•
reviewing and making recommendations to the Board of Directors regarding the composition of the Board, the operations of the Board, and the continuing qualifications of incumbent directors, including any changes to a director's primary activity;

•	reviewing annually and making recommendations to the Board as to whether each non-management director is independent and otherwise qualified in accordance with applicable law or regulation; and

•	reviewing and making recommendations to the Board of Directors regarding corporate governance policies and ethical conduct.

The Corporate Governance and Nominating Committee identifies potential director nominees based upon recommendations by directors, management, or stockholders, and then evaluates the candidates based upon various factors, including, but not limited to:

•	a reputation for honesty and integrity and a willingness and ability to spend the necessary time to function effectively as a director;

•	an understanding of business and financial affairs and the complexities of business organizations;

•	a general understanding of the Company’s specific business and industry;

•	strategic thinking and willingness to share ideas, network of contacts, and diversity of experience; and

•	a proven record of competence and accomplishments through leadership in industry, education, the professions or government.

The Corporate Governance and Nominating Committee considers these and other criteria to evaluate potential nominees and does not evaluate proposed nominees differently depending upon who has made the proposal. To date, the Company has not paid any third-party fees to assist in this process.

The Corporate Governance and Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of those proposals. If a stockholder wishes to suggest a candidate for director consideration, the stockholder should send the name of the recommended candidate, together with pertinent biographical information, a document indicating the candidate’s willingness to serve if elected, and evidence of the nominating stockholder’s ownership of Company stock, to the attention of the Corporate Secretary, 60-D Commerce Way, Totowa, NJ 07512 at least five months prior to the 2012 Annual Meeting of Stockholders to ensure time for meaningful consideration. The Company has not had any candidates submitted by any stockholders for this 2011 Annual Meeting.

Current members of the Corporate Governance and Nominating Committee are Ms. Howard (Chair), Mr. Boyle and Mr. Nelson. All members of the Corporate Governance and Nominating Committee, except Mr. Nelson, are "independent” as defined by Rule 4200 of the NASD. Additionally, each member is an “outside director” as defined in Section 162(m) of the Internal Revenue Code and a “non-employee director” as defined in Rule 16b-3 under the Securities Exchange Act of 1934, both with the exception of Mr. Nelson. The Corporate Governance and Nominating Committee met once during fiscal 2010.

Compensation of Directors. Each director who is not an employee or full time consultant of the Company receives compensation of $1,500 per month and an attendance fee of $2,000 per in-person meeting, plus out-of-pocket expenses for each Board or committee meeting attended. The Chairman of the Board receives an additional $5,000 per year. The Chairperson of the Audit Committee (who may also serve as the financial expert) receives an additional $4,000 per year and the Chairpersons of the Compensation and Corporate Governance and Nominating Committees each receive an additional $2,000 per year in compensation.

Directors may also receive grants of restricted stock as additional compensation.  For Board terms beginning in the years 2005, 2006 and 2007, directors each received 2,000 shares of Company restricted Common Stock. For Board terms beginning in the years 2008 and 2009, directors each received 3,000 shares of Company restricted Common Stock. For Board terms beginning in the year 2010, directors each received 9,000 shares of restricted Common Stock.

The table below sets forth, for each non-employee director, the amount of cash compensation paid and the number of stock options or shares of common stock received for his or her service during fiscal 2010:

Non-Employee Director	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	All Other Compensation	Total
J.E. “Ted” Boyle	$22,000	$26,900	$6,500	$-	$55,400
Carolyn Howard	$27,000	$26,900	$-	$-	$53,900
Richard Newman	$22,000	$26,900	$-	$-	$48,900
James Wiberg(2)	$19,000	$-	$-	$-	$19,000

(1)
Each director, other than Mr. Wiberg, received 9,000 shares of restricted Company common stock as part of their compensation package for their Board terms beginning in 2010. The amounts shown in this column represent compensation expense recognized for financial reporting purposes in accordance with SFAS 123R, with the exception that estimated forfeitures related to service-based vesting were disregarded in these amounts. Assumptions used in the calculation of this amount for purposes of our financial statements are included in Note 5 of the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2010.

(2)	Mr. Wiberg’s term on the Board ended in June of 2010.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF
MR. BOYLE TO THE BOARD OF DIRECTORS

PROPOSAL 2:
TO AMEND OUR 2009 EMPLOYEE STOCK PURCHASE PLAN
TO INCREASE THE AUTHORIZED SHARES FROM 150,000 TO 600,000

The following discussion is qualified in its entirety by the terms and provisions of the Company's 2009 Employee Stock Purchase Plan (the "Purchase Plan"). A copy of the Purchase Plan is attached to this Proxy Statement as Appendix A.

Background. The Board of Directors adopted the Purchase Plan to be designed to qualify as an Employee Stock Purchase Plan under Section 423 of the U.S. Internal Revenue Code. In order to qualify, one requirement is that a plan must be approved by the stockholders within one year following its adoption by the Board of Directors. The Purchase Plan was approved by the stockholders on April 23, 2009. From its adoption to date, a significant number of employees and all of management have contributed to the Purchase Plan through payroll deduction and cumulatively 136,512 shares have been issued under the Purchase Plan.

Purpose. The Purchase Plan is an effective means of securing to the Company and its stockholders the advantages inherent in stock ownership by eligible officers, executives and employees whose judgment, initiative and efforts are important to the Company for the successful conduct of its business.

Administration. The Purchase Plan is administered by the Board of Directors or the Compensation Committee consisting of Board members appointed by the Board of Directors. Members of the Compensation Committee serve at the discretion of the Board of Directors and the Board of Directors may increase the size of the committee, appoint additional members, and remove members, with or without cause.

Eligibility. All Company employees are eligible to participate if they meet the following criteria: (i) their customary employment is greater than 20 hours per week, (ii) they are employed for at least six consecutive months, and (iii) they do not own five percent or more of any class of Company stock. These employees can participate in the Purchase Plan and invest in Company common stock from one percent to fifty percent of their net pay through payroll deduction. In addition, participating employees can invest from one percent to one hundred percent of any Company bonus in Company common stock through the Purchase Plan. Employees are limited to a maximum investment per calendar year of $25,000.

Implementation. The Purchase Plan was implemented through consecutive purchase periods of three months each. The maximum number of shares of Company common stock reserved under the Purchase Plan was originally 1,500,000, which was reduced to 150,000 due to the December 2010 1-for-10 Reverse of the Company’s Common Stock. The purchase price per share under the Purchase Plan is equal to 85% of the fair market value of a share of Company common stock at the beginning of the purchase period or on the exercise date (the last day in a purchase period), whichever is lower. Funds derived from the employee purchase of Company common stock can be used for general corporate purposes.

Termination/Amendment of Plan. The Purchase Plan shall terminate five years after approval by the stockholders, upon the maximum number of shares being issued, or sooner per the discretion of the Board of Directors. The Board may also amend the Purchase Plan without stockholder approval, except that stockholder approval is required for amendments that (a) increase the number of shares of Common Stock that may be issued under the Purchase Plan, (b) materially change the eligibility criteria for participation in the Purchase Plan, (c) make any change to the Purchase Plan that would cause the Purchase Plan to lose its qualification as such under Section 423 of the Internal Revenue Code, or (d) make any other change to the Purchase Plan which requires stockholder approval under applicable laws.

U.S. Federal Income Tax Consequences. The Purchase Plan is intended to qualify as an "employee stock purchase plan" within the meaning of Section 423 of the Code.

 Deferral of Tax Consequences until Sale of Shares. Participating employees do not recognize income for federal income tax purposes either upon enrollment in the Purchase Plan or upon the purchase of shares. All tax consequences are deferred until a participating employee sells the shares, disposes of the shares by gift, or dies. Payroll deductions, however, remain fully taxable as ordinary income at the time the deduction is taken, and there is no deferral of the ordinary income tax assessed on these amounts.  If shares are held for one year or more after the purchase date and two years or more from the offering date, or if the participant dies while owning the shares, the participant realizes ordinary income on a sale (or a disposition by way of gift or upon death) to the extent of the lesser of (a) 15% of the fair market value of the shares on the offering date; or (b) the actual gain (the amount by which the market value of the shares on the date of sale, gift or death, exceeds the purchase price). All additional gain upon the sale of shares is treated as capital gain taxed at a rate that depends on the amount of time the shares are held by the participant. If the shares are sold and the sale price is less than the purchase price, there is no ordinary income, and the participant has a capital loss for the difference between the sale price and the purchase price.

Disqualifying Dispositions. A “disqualifying disposition” occurs if shares are sold or are otherwise disposed of, including by way of gift (but not death, bequest or inheritance) within either the one year or the two year holding periods described above. A participant realizes ordinary income at the time of the disqualifying disposition in the amount that the fair market value of the shares at the date of purchase was greater than the purchase price. This amount will constitute ordinary income (not currently subject to withholding) in the year of the disqualifying disposition even if no gain is realized on the sale or if a gratuitous transfer is made. The difference, if any, between the proceeds of a sale and the fair market value of the shares at the date of purchase is a capital gain or loss. Ordinary income recognized by a participant upon a disqualifying disposition constitutes taxable compensation, which will be reported on the participant's W-2 form. The ordinary income should not constitute "wages" subject to withholding by the Company.

Tax Treatment of the Company. The Company is entitled to a deduction in connection with the disposition of shares acquired under the Purchase Plan only to the extent that the participant recognizes ordinary income on a disqualifying disposition of the shares. The Company will treat any transfer of record ownership of shares, including a transfer to a broker or nominee or into "street name," as a disposition unless it is notified to the contrary. In order to enable the Company to learn of disqualifying dispositions and ascertain the amount of the deductions to which it is entitled, participants will be required to notify the Company in writing of the date and terms of any disposition of shares purchased under the Purchase Plan.

Increase in Number of Shares Eligible for Issuance. The Company originally reserved 150,000 shares of common stock for purchase under the Purchase Plan, and to date, 136,512 shares have been purchased. On April 12, 2011, the Board of Directors approved an increase in the number of shares to be reserved from 150,000 to 600,000 shares, an increase of 450,000 shares of common stock. Assuming that the increase in the number of shares issuable under the Purchase Plan is approved by the stockholders as requested, there will be 463,488 shares available for future purchase.

Reason for the Increase in Number of Shares Issuable. The Company believes that the Purchase Plan is important in attracting and retaining employees in a competitive labor market, which is essential to the Company's long term growth and success, and that the Purchase Plan gives employees an opportunity to have an ownership interest in the Company, which will foster a greater dedication of the employees in achieving such long term growth and success. Having a sufficient number of shares available under the Purchase Plan is essential in the Company's efforts to attract and retain dedicated employees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE INCREASE
IN NUMBER OF SHARES ISSUABLE UNDER THE 2009 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 3:
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected J.H. Cohn LLP as independent public accountants for the Company for the fiscal year ending September 30, 2011. J.H. Cohn is one of the 25 largest accounting firms in the United States with a professional staff of over 400. J.H. Cohn's main office is based in the New Jersey area. Although not required to be voted upon by the stockholders, the Board of Directors deems it appropriate for the selection to be submitted for ratification by the stockholders. If the stockholders do not ratify the selection of J.H. Cohn LLP, the selection of other independent public accountants will be considered by the Board of Directors, although the Board of Directors would not be required to select different independent public accountants for the Company. The Board of Directors retains the power to select another firm as independent public accountants for the Company to replace a firm whose selection was ratified by the stockholders in the event the Board of Directors determines that the best interest of the Company warrants a change of its independent public accountants. A representative of J.H. Cohn LLP may be available at the Annual Meeting to respond to appropriate questions from stockholders.

J.H. Cohn LLP has served as the Company's principal accountant since January 1, 2002. Their fees billed to the Company for the past two fiscal years are set forth below:

	Fiscal year ended September 30, 2010	Fiscal year ended September 30, 2009
Audit Fees	$156,550	$188,902
Audit Related Fess	$—	$—
Tax Fees	$16,995	$23,836
All Other Fees	$—	$—

Audit Committee Pre-Approval Policy

All audit and non-audit services to be performed for the Company by its independent auditor must be pre-approved by the Audit Committee, or a designated member of the Audit Committee, to assure that the provision of such services do not impair the auditor’s independence. The Audit Committee has delegated interim pre-approval authority to the Chairman of the Audit Committee. Any interim pre-approval of service is required to be reported to the Audit Committee at the next scheduled Audit Committee meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

The engagement terms and fees for annual audit services are subject to the pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions, and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be pre-approved by the Audit Committee.

Audit-related services are services that are reasonably related to the performance of the audit or review of the Company’s financial statements or traditionally performed by the independent auditor. Examples of audit-related services include employee benefit and compensation plan audits, issues related to mergers and acquisitions, attestations by the auditor that are not required by statute or regulation, and consulting on financial accounting/reporting standards. All audit-related services must be specifically pre-approved by the Audit Committee.

The Audit Committee may grant pre-approval of other services that are permissible under applicable laws and regulations and that would not impair the independence of the auditor. All of such permissible services must be specifically pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF J.H. COHN LLP
AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR
FISCAL YEAR 2011

OTHER MATTERS

The Board of Directors is not aware of any other matters to be presented for stockholder action at the Annual Meeting. However, if other matters do properly come before the meeting or any adjournments or postponements thereof, the Board of Directors intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth information (to the best of our knowledge) with respect to beneficial ownership of MDU Communications International, Inc. outstanding common stock as of June 1, 2011 by each person or group known to the Company to be the beneficial owner of more than 5% of the Company’s common stock based upon Schedules 13G and 13D (and amendments) filed with the Securities and Exchange Commission:

Name and Address of Beneficial Owner of Common Stock	Shares		Percent of Class
Jonathan R. Ordway 245 Mountain View St., Decatur, GA 30030	1,086,450		19.7%

DED Enterprises, Inc.; Carpathian Holding Company, Ltd; Carpathian Resources Ltd. 210 Crystal Grove Blvd., Lutz, FL 33548 (1)	303,240	(1)	5.5%

SC Fundamental, et al. 747 Third Ave., New York, NY 10017	284,200		5.2%

(1)
In a Schedule 13D filed with the SEC on March 19, 2009, DED et al. acquired (i) an option to purchase 1,000,000 shares of Company common stock from Ron Ordway, and (ii) an irrevocable proxy to vote any and all shares held by Ron Ordway (1,319,286 shares) expiring on March 18, 2010. In a Schedule 13D/A filed with the SEC on September 28, 2009, DED et al. declined to exercise the option on the 1,000,000 shares after Ron Ordway gave notice of his intention to sell.  In a Schedule 13D filed with the SEC on October 19, 2009, Jonathan Ordway acquired 1,000,000 shares of Company common stock.  In a Schedule 13G/A filed with the SEC on October 26, 2009, Ron Ordway sold 1,000,000 shares of Company common stock. Although DED et al. last reported with the SEC a beneficial ownership position in 1,509,733 shares of Company common stock, 1,000,000 of these shares are also reported with the SEC as owned by record stockholder Jonathan Ordway, 149,493 shares are related to an expired one year Limited Irrevocable Proxy with The Alan W. Steinberg Limited Partnership and 57,000 shares are related to an expired one year Limited Irrevocable Proxy with The Riviera Enid Limited Partnership. DED et al. has not filed an amended Schedule 13D.

The following table sets forth information with respect to beneficial ownership of our outstanding common stock (only outstanding voting security) as of June 1, 2011, including; (i) each executive officer named in the Summary Compensation Table; (ii) each of the Company’s directors, and; (iii) all of the Company’s executive officers and directors as a group:

Name and of Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership (Shares)	Percent of Class
Sheldon Nelson 1	202,034	3.6
Patrick Cunningham 2	88,104	1.6
Brad Holmstrom 3	66,248	1.2
Carmen Ragusa, Jr. 4	43,024	0.8
Joe Nassau 5	41,180	0.7
Michael Stanway 6	19,169	0.3
J.E. (Ted) Boyle 7	34,250	0.6
Richard Newman 8	32,319	0.6
Carolyn Howard 9	52,810	0.9
All executive officers and directors as group (9 persons)	579,138	10.4	10

(1)
Includes 97,292 shares held of record by 567780 BC Ltd., a British Columbia Canada corporation wholly owned by the Sheldon Nelson Family Trust whose trustees are Sheldon Nelson and his sister, Nicole Nelson, 97,382 shares held personally and 7,361 exercisable options, within the next sixty days, to purchase shares of common stock.

(2)	Includes 77,924 shares of common stock and 10,180 exercisable options, within the next sixty days, to purchase shares of common stock.

(3)	Includes 53,618 shares of common stock and 12,630 exercisable options, within the next sixty days, to purchase shares of common stock.
(4)	Includes 26,635 shares of common stock and 16,389 exercisable options, within the next sixty days, to purchase shares of common stock.
(5)	Includes 27,374 shares of common stock and 13,806 exercisable options, within the next sixty days, to purchase shares of common stock.
(6)	Includes 17,502 shares of common stock and 1,667 exercisable options, within the next sixty days, to purchase shares of common stock.
(7)	Includes 29,250 shares of common stock and 5,000 exercisable options, within the next sixty days, to purchase shares of common stock.
(8)	Includes 29,269 shares of common stock owned directly, 2,050 beneficially owned through family members or trusts, and 1,000 beneficially owned through a wholly owned company.
(9)	Includes 45,310 shares of common stock and 7,500 exercisable options, within the next sixty days, to purchase shares of common stock.
(10)	Based on 5,577,643 shares, which includes 5,503,111 outstanding shares on June 1, 2011, and the above mentioned 74,532 options.

EXECUTIVE OFFICERS

Our executive officers serve at the discretion of the Board. The names of our executive officers and their ages, titles, and biographies as of June 1, 2011 are set forth below:

Executive Officers	Age	Position(s)
Sheldon Nelson*	49	President, Chief Executive Officer and Director
Patrick Cunningham*	42	Vice President, Sales and Marketing
Brad Holmstrom*	46	General Counsel and Corporate Secretary
Carmen Ragusa, Jr.*	62	Vice President, Finance and Administrations
Joe Nassau	52	Vice President, Special Projects
Michael Stanway	46	Vice President, Acquisitions and Technology

*	For purposed of Executive Compensation reporting, Messrs. Nelson, Cunningham, Holmstrom and Ragusa are the top four highly compensated executives.

Sheldon Nelson, President.  Mr. Nelson, 49, has served as President, Chief Executive Officer and Chairman of the Board of the Company since November 1998. Mr. Nelson relinquished his title of Chairman of the Board in June of 2007. From 1983 to 1998 he was President of 4-12 Electronics Corporation, a provider of products and services to the Canadian satellite, cable, broadcasting and SMATV industries. In addition to his day-to-day responsibilities during his tenure at 4-12 Electronics, Mr. Nelson developed that company into one of Canada’s largest private cable system operators. Mr. Nelson is a 1983 graduate of Gonzaga University in Spokane, Washington where he graduated from the School of Business Administration, Magna cum Laude, and was the recipient of the School of Business Administrations’ Award of Excellence.

Patrick Cunningham, Vice President of Sales and Marketing. Mr. Cunningham, 42, has been a Vice President with the Company since 2000.  He has over fifteen years of management experience focused on the telecommunications industry. Mr. Cunningham was formerly the Vice President of Distribution and Sales for SkyView World Media. At SkyView, he was responsible for the distribution, sales, marketing and technical service of the SkyView products. SkyView was one of the leading private providers of television services to the MDU and ethnic communities with over 100,000 subscribers nationwide. SkyView was the largest Master Systems Operator for DIRECTV and a leading producer and distributor of foreign language television programming. Prior to SkyView, and after some time as a maintenance manager with Schnieder National, Inc., Mr. Cunningham was an Officer in the U.S. Army where he served as a Battalion Communications Officer and an M1A1 Tank Platoon Leader. Mr. Cunningham has a Bachelor of Science from Union College in Schenectady, NY where he majored in Industrial Economics.

Brad Holmstrom, General Counsel and Corporate Secretary. Mr. Holmstrom, 46, has been with the Company since 2000 serving as the Company’s legal counsel. Prior to joining the Company, Mr. Holmstrom was partner in the Kansas City, Missouri office of the law firm Shughart Thomson & Kilroy, PC.

Carmen Ragusa, Jr., Vice President of Finance and Administration. Mr. Ragusa, 62, has been with the Company since 2004. He is a CPA, holds an MBA and brought to the Company over twenty-five years of experience in both the public and private sectors of the manufacturing and construction industry, with the last ten years in a senior financial capacities of Vice President of Finance and Chief Financial Officer in privately held corporations with $40 to $50 million in recurring annual revenue. Mr. Ragusa has experience not only in the management of all aspects of accounting and finance departments, but has made significant contributions in the areas of business development, financial stability and has assisted in the implementation of operational strategies that support business development and financial objectives.

Michael Stanway, Vice President of Acquisition and Technology. Mr. Stanway, 46, joined the Company in 2000 as Manager and then Director of MIS/IT Services. Mr. Stanway then assumed the position of Director and thereafter Vice President of Operations prior to becoming Vice President of Acquisitions and Technology. Mr. Stanway has a post-secondary degree as a Network Specialist with Microsoft and Novell certifications.

Joe Nassau, Vice President of Special Projects.  Mr. Nassau, 52, has been with the Company since June 2005 and is responsible for leading and managing the Company’s Call Center (sales, customer support and tech support), Subscriber Lifecycle Process Management, Subscriber Operational Support Systems, Training, Dispatch, and Back Office operations.  He brings over twenty years of experience in the pay television and broadband industries in a variety of functional and operational management roles.  In particular, he led and managed the integration, growth and operation of HBO’s satellite television call center and back office operations in Chicago that supported sales and service for over 1 million subscribers.  He also held key leadership roles in the successful planning, launch, and deployment of Galaxy Latin America’s DIRECTV services in Latin America, as well as the highly successful launch of EarthLink’s High-Speed Internet Service throughout Time Warner Cable’s network nationwide.  Mr. Nassau holds a BA in Communications from Fordham University and an MBA in Decision and Information Sciences from the University of Florida.  He also served as an Infantry Officer in the Unites States Army.

EXECUTIVE COMPENSATION

Executive Compensation

Overview.  The Compensation Committee has responsibility for establishing, monitoring and implementing the Company’s compensation program. The Compensation Committee designs its policies to attract, retain and motivate highly qualified executives. It compensates executive officers (Mr. Sheldon Nelson, Mr. Patrick Cunningham, Mr. Brad Holmstrom, Mr. Carmen Ragusa, Jr., Mr. Michael Stanway and Mr. Joe Nassau (collectively, “Executives”)) through a combination of base salary, incentive bonus payments and stock options and grants, designed to be competitive with comparable employers and to align each Executive’s compensation with the long-term interests of our stockholders.

What the Compensation Program is Designed to Reward.  The Compensation Committee focuses on the long-term goals of the Company and designs reward programs that recognize business achievements it believes are likely to promote sustainable growth. The Compensation Committee believes compensation programs should reward Executives who take actions that are best for the long-term performance of the Company while delivering positive annual operating results. Compensation decisions take into account performance by both the Company and the Executive. To supplement its decision making, the Compensation Committee has the authority to retain an independent compensation consultant to provide data, analysis and counsel as necessary.

Role of the President / Chief Executive Officer in Compensation Decisions.  The President / Chief Executive Officer is required to provide to the Compensation Committee annual reviews of the performance of each Executive, other than himself. The Committee considers these evaluations and the recommendations of the President/CEO in determining adjustments to base salaries, bonus and equity incentive awards for the Executives. The Compensation Committee considers the President/CEO’s recommendations regarding the compensation of Executives and a number of qualitative and quantitative factors, including the Company’s performance during the fiscal year and rates of compensation for similar public and private companies. The Compensation Committee itself reviews the performance of the President/CEO.

Elements of the Executive Compensation Plan and How it Relates to Company Objectives.  The Compensation Committee believes that compensation paid to Executives should be closely aligned with the performance of the Company on both a short-term and long-term basis and that such compensation should assist the Company in attracting and retaining key executives critical to long-term success. Currently, the Compensation Committee uses short-term compensation (base salary and incentive bonuses) and long-term equity compensation (stock options and/or stock grant incentive awards) to achieve its goal of driving sustainable growth. Specifically, the Compensation Committee considers: (i) overall financial, strategic and operational Company performance; (ii) individual performance; (iii) market data; and (iv) certain additional factors within the Committee’s discretion. The Compensation Committee may exercise its discretion in modifying any recommended adjustments or awards to Executives or determining the mix of compensation.

Employment Agreements. The Company has previously entered into Management Employment Agreements with each of the Executives described below:

Sheldon Nelson. The Company has a Management Employment Agreement with its President/Chief Executive Officer Sheldon Nelson, with a current annual salary of $275,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to twenty four (24) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to thirty-six (36) months salary.

Patrick Cunningham. The Company has a Management Employment Agreement with its Vice President of Sales and Business Development, Patrick Cunningham, with a current annual salary of $189,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to twelve (12) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twenty four (24) months salary.

Brad Holmstrom. The Company has a Management Employment Agreement with its General Counsel, Brad Holmstrom, with a current annual salary of $175,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to four (4) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twelve (12) months salary.

Carmen Ragusa, Jr. The Company has a Management Employment Agreement with its Vice President of Finance and Administration, Carmen Ragusa, Jr., with a current annual salary of $176,000 terminable by the Company upon four (4) weeks notice and a termination payment equal to four (4) months salary. Upon a change in control, either party may terminate the Agreement with the Company paying a termination payment equal to twelve (12) months salary.

Short-Term Compensation.

Base Salary. Base salary is negotiated into each Executive’s Management Employment Agreement. Increases are not preset and take into account the individual’s performance, responsibilities of the position, experience and the methods used to achieve results, as well as external market practices. At the end of the year, the President/CEO evaluates the Executive’s performance in light of Company objectives. Base salary compensates each Executive for the primary responsibilities of his position and level of experience and is set at levels that the Company believes enables it to attract and retain talent.

Management Incentive Bonus Plan. The Company utilizes quarterly and annual bonuses as an incentive to promote achievement of individual and Company performance goals. Bonus awards are determined and based primarily on Company performance and secondarily on individual performance. Company performance is determined at the end of the year (or quarter) based on actual business results compared to preset business objectives, annual financial performance goals and strategic performance initiatives.  The Compensation Committee may also take into account additional considerations that it deems fundamental.

Under the 2010 Management Incentive Bonus Plan, Executives could earn an equivalent amount of up to 35% of their annual salary (100% for the President/CEO) payable in Company common stock. The Compensation Committee reserves the right to award additional bonuses for extraordinary events related to performance during the year. The Bonus Plan is based and paid in accordance with the achievement of the business and operating goals of the Company, both quantitative and qualitative, as determined by the Compensation Committee. Quantitative goals are based on criteria such as subscriber growth, revenue growth, EBITDA growth, acquisition cost containment, upgrade completion and borrowing base capacity. This portion of the bonus is paid quarterly and based on a percentage of salary, 3% percent for each fiscal quarter for a total maximum quantitative bonus of 12% of salary. The qualitative bonus is worth up to 23% of the Executive’s base salary and is awarded at the year end. Current year qualitative performance criteria include HDTV property upgrade fulfillment, penetration rate increases, current property renewal success, accretive asset acquisitions, and other metrics such as strategic partner initiatives.  With respect to the President/CEO, similar quantitative and qualitative criteria apply with a 50% allocation for quantitative results and 50% for qualitative performance.

For fiscal 2010, the Compensation Committee met in December and reviewed Executive performance against performance goals using the fiscal 2010 actual results and the criteria set forth above. The Compensation also took into consideration the President/CEO’s statement that he would decline up to 75% of any granted bonus for fiscal 2010. The Compensation Committee relied to a large extent on the President/CEO’s evaluations of each Executive’s performance. The Compensation Committee itself reviewed the performance of the President/CEO. The Compensation Committee did not award Executives the full annual incentive bonus, since only certain of the pre-established targets were met. The 2010 Management Incentive Bonus Plan payouts and the percentage of target opportunity for the President/CEO and top three highly compensated Executives earned for fiscal 2010 are set forth below:

•
Mr. Nelson received a bonus of $23,718 (net of bonus forfeiture of $71,156), which represented 34.5% of the 100% target potential opportunity less a 75% forfeiture, paid in shares of Company common stock.

•	Mr. Cunningham received a bonus of $17,010, which represented 9% of the 35% target bonus opportunity of salary, paid in shares of Company common stock.

•	Mr. Ragusa received a bonus of $15,840, which represented 9% of the 35% target bonus opportunity of salary, paid in shares of Company common stock.

•	Mr. Holmstrom received a bonus of $15,750, which represented 9% of the 35% target bonus opportunity of salary, paid in shares of Company common stock.

Long-Term Compensation.

Long-term performance-based compensation for the Executives takes the form of stock option awards from the 2001 Stock Option Plan and occasional stock awards from the 2009 Employee Stock Purchase Plan or of restricted shares of common stock. The Compensation Committee continues to believe in the importance of equity ownership for all Executives and certain management for purposes of incentive, retention and alignment with stockholders. The long-term incentive compensation is intended to motivate Executives to make stronger business decisions, improve financial performance, focus on both short-term and long-term objectives and encourage behavior that protects and enhances the long-term interests of stockholders.

Pursuant to the Management Employment Agreements mentioned above, Executives are entitled to receive stock options at an exercise price equal to the fair market value of the Company’s common stock on the date of grant. Stock options vest based on an Executive’s continued employment with the Company over a period of three years. In fiscal 2009, the Company granted 38,500 stock options to Executives at an exercise price of $2.00 per share. In fiscal 2010, the Company granted 27,000 stock options to Executives at an exercise price of $4.00 per share (see Outstanding Cumulative Equity Awards Table). In fiscal 2011 the Company granted 13,630 stock options to Executives at an exercise price of $2.94 per share

The Company also provides retirement benefits to all employees, including limited matching contributions, under the terms of its tax-qualified 401(k) defined contribution plan. The Executives participate in the 401(k) plan on the same terms as other participating employees.

Severance Benefits.

The Company provides severance in certain cases as a means to attract individuals with superior ability and managerial talent and to protect our competitive position.

The Management Employment Agreements, described above, may require the Company to make certain payments to certain Executives in the event of a termination of employment or a change of control. The following table summarizes the potential payments to each Executive assuming that one of the events listed in the tables below occurs.

Named Executive Officer	Payments upon a termination by the Company without cause(1)	Payments upon a termination by the Executive or Company without cause during a change in control(1)
Sheldon Nelson	$550,000	$825,000
Patrick Cunningham	$189,000	$378,000
Bradley Holmstrom	$58,333	$175,000
Carmen Ragusa, Jr.	$58,666	$176,000

(1)	Does not assume any pro-rata portion of target bonus for a fiscal year.

SUMMARY COMPENSATION TABLE FOR FISCAL YEAR ENDED SEPTEMBER 30, 2010

The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to our Chief Executive Officer and our three other most highly compensated Executives, who were serving as executive officers at the end of our fiscal year ended September 30, 2010:

Name and Principal Position	Fiscal Year(1)	Salary	Bonus (3)	Stock Awards	Option Awards(2)	Non- equity Incentive Plan Comp.	Non- qualified Deferred Comp.	All Other Comp.	Total
Sheldon Nelson,	2010	$275,000	$23,715	$11,310	$13,000	-	-	-	$323,025
President/CEO	2009	$275,000	$165,310	$20,885	$5,000	-	-	-	$466,195	(4)

Patrick Cunningham,	2010	$189,000	$17,010	-	$7,800	-	-	-	$213,810
Vice President, Sales & Mktg.	2009	$189,000	$140,130	-	$4,500	-	-	-	$333,630

Brad Holmstrom,	2010	$175,000	$15,540	-	$7,800	-	-	-	$198,340
General Counsel & Corp. Sec.	2009	$175,000	$89,580	-	$4,500	-	-	-	$269,080

Carmen Ragusa,	2010	$176,000	$15,750	-	$6,500	-	-	-	$198,250
Vice President, Fin. & Admin.	2009	$176,000	$62,520	-	$5,250	-	-	-	$243,320

(1)	The information is provided for each fiscal year referenced beginning October 1 and ending September 30 for compensation earned during or for each fiscal year.

(2)
Granted in the fiscal year. Represents the dollar amount recognized for financial statement reporting purposes, in accordance with share based compensation. Assumptions used in the calculation of this amount are included in Note 5 to our audited financial statements. Our named executive officers will not realize the value of these awards in cash unless and until these awards vest, are exercised and the underlying shares subsequently sold.

(3)
Fiscal year end 2010 bonus, per the 2010 Management Incentive Bonus Plan, paid 100% in common stock. Fiscal year end 2009 bonus, per the 2009 Management Incentive Bonus Plan, paid 50% in cash and 50% in common stock. Also included in the 2009 bonus is a one-time bonus for the 2008 completed sale of subscribers to CSC Holdings paid 50% in cash and 50% in common stock paid in January 2009.

(4)	The qualitative component to Mr. Nelson’s 2009 fiscal year end bonus was deferred pending the outcome of certain acquisitions and will be re-discussed by the Board in fiscal 2011.

OUTSTANDING CUMULATIVE EQUITY AWARDS AT SEPTEMBER 30, 2010

The following table provides a summary of equity awards outstanding at September 30, 2010 for our CEO and top three highly compensated named Executives:

	Option Expiration Date	Option Exercise Price ($)	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable
Sheldon Nelson,	10/20/2011	7.50	5,000	—
Chief Executive Officer	12/19/2013	2.00	5,833	4,167
	12/29/2014	4.00	2,500	7,500

Patrick Cunningham,	10/20/2011	7.50	2,500	—
VP of Sales and Marketing	11/30/2012	4.50	8,500	500
	12/19/2013	2.00	5,250	3,750
	12/29/2014	4.00	1,500	4,500

Bradley Holmstrom,	10/20/2011	7.50	2,500	—
General Counsel	11/30/2012	4.50	12,278	722
	12/19/2013	2.00	5,250	3,750
	12/29/2014	4.00	1,500	4,500

Carmen Ragusa, Jr.,	10/20/2011	7.50	8,500	—
VP of Finance and Admin.	11/30/2012	4.50	8,500	500
	12/19/2013	2.00	2,625	7,875
	12/29/2014	4.00	1,250	3,750

OTHER BUSINESS

As of the date of this Proxy Statement, management knows of no other business that will be presented for action at the Annual Meeting. If any other business requiring a vote of the stockholders should come before the meeting, the persons named in the enclosed form of proxy will vote or refrain from voting in accordance with their best judgment.

COMMITTEE REPORTS

Compensation Committee Report

The Compensation Committee has reviewed and discussed the “Executive Compensation” section of this Proxy Statement with the Company’s management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the “Executive Compensation” section be included in this Proxy Statement.

Respectfully submitted,

COMPENSATION COMMITTEE

J.E. “Ted” Boyle (Chair)
Richard Newman

Audit Committee Report

The Audit Committee of the Board of Directors has reviewed and discussed with management and the independent auditor the audited consolidated financial statements of MDU Communications International, Inc. as of and for the fiscal year ended September 30, 2010.

The Audit Committee discussed with the independent auditor matters required to be discussed by Statement on Auditing Standards No. 61, entitled “Communication with Audit Committees,” as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor that firm’s independence.

Based upon the Audit Committee’s discussion with management and the independent auditor and the Audit Committee’s review of the representations of management and the report of the independent auditor to the Audit Committee, the Audit Committee approved the inclusion of the audited consolidated financial statements referred to above in MDU Communications International, Inc.’s Annual Report on Form 10-K for the fiscal year ended September 30, 2010 filed with the United States Securities and Exchange Commission.

Respectfully submitted,

AUDIT COMMITTEE

Richard Newman (Chair)
Carolyn Howard

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee of the Board of Directors is responsible for the review, approval, or ratification of “related-person transactions” between the Company or its subsidiaries and related persons. Under SEC rules, a related person is a director, officer, nominee for director, or 5% stockholder of the Company since the beginning of the last fiscal year, and the immediate family members of these persons. The Audit Committee determines whether any such transaction constitutes a “related-person transaction” and may approve, ratify, rescind, or take other action with respect to the transaction in its discretion. On October 15, 2006, the Company entered into a Consulting Agreement with Howard Interests for business advisory services, the principal of which is the spouse of Board member Carolyn Howard. The Consulting Agreement is a month-to-month agreement with a monthly payment initially of $5,000 that increased to a monthly payment of $7,500 in April of 2008 and then decreased to $3,500 per month in July of 2009 and to $2,500 per month in July of 2010.  This Agreement is still in effect as of March 31, 2011 at a rate of $2,000 per month.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors and officers, and any persons who own more than 10% of the Company’s common stock, are required under Section 16(a) of the Securities Exchange Act of 1934 to file initial reports of ownership and reports of changes in ownership with the SEC. Specific due dates have been established by the SEC, and the Company is required to disclose in this Proxy Statement any failure to file by those dates. The Company files Section 16(a) reports on behalf of three of its directors and all executive officers to report their initial and subsequent changes in beneficial ownership of common stock. Based solely upon its review of the copies of such reports for fiscal year 2010 as furnished to MDU Communications and representations from its directors and officers, the Company believes that all directors, officers, and greater-than-10% beneficial owners have made all required Section 16(a) filings on a timely basis for such fiscal year.

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics that applies to all directors, officers, and executives of the Company, as required by applicable securities laws. A copy of the Company’s Code of Ethics is posted on our website at www.mduc.com.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Stockholder proposals intended to be presented at MDU Communications International, Inc.’s 2012 Annual Meeting of Stockholders must be received by the Company at its principal executive offices no later than November 1, 2011, in order to be included in the Company’s proxy materials relating to that meeting. Under Rule 14a-8 of the Securities and Exchange Commission, stockholder proposals intended for inclusion in next year's Proxy Statement must be directed to the Corporate Secretary, MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512. Any stockholder proposal for next year's annual meeting submitted thereafter will not be considered filed on a timely basis.

STOCKHOLDER COMMUNICATIONS

We do not have a formal process by which stockholders may communicate directly with members of our Board of Directors.  All stockholder communications that are received by the Chief Executive Officer or Corporate Secretary for the Board’s attention are forwarded to the Board. Any communications to the Board of Directors should be sent to it in care of Corporate Secretary, MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512.

In addition, copies of MDU Communications International, Inc.’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as filed with the SEC, are available without charge. For copies of those reports, and for further information about the Company, contact Investor Relations, MDU Communications International, Inc., 60-D Commerce Way, Totowa, New Jersey 07512 or visit our website a www.mduc.com.

FORWARD LOOKING STATEMENTS

We caution you that certain information in this Proxy Statement may contain, in addition to historical information, “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements.  When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

By Order of the Board of Directors,

Totowa, New Jersey June 17, 2011	Bradley D. Holmstrom Corporate Secretary

APPENDIX A
MDU COMMUNICATIONS INTERNATIONAL, INC.
2009 EMPLOYEE STOCK PURCHASE PLAN

The following constitute the provisions of the 2009 Employee Stock Purchase Plan (the “Plan”) of MDU Communications International, Inc. (the "Company").

1.           Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parents or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.           Definitions. As used herein, the following definitions shall apply:

(a)           "Administrator" means either the Board or a committee of the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board.

(b)           "Applicable Laws" means the legal requirements relating to the administration of employee stock purchase plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to participation in the Plan by residents therein.

(c)           "Board" means the Board of Directors of the Company.

(d)           "Change in Control" means a change in ownership or control of the Company effected through the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

(e)           "Code" means the Internal Revenue Code of 1986, as amended.

(f)           "Common Stock" means the common stock of the Company.

(g)           "Company" means MDU Communications International, Inc., a Delaware corporation.

(h)           "Compensation" means an Employee's base salary, overtime, bonus and annual award and other incentive payments from the Company or one or more Designated Parents or Subsidiaries, including such amounts of base salary as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, contributions (other than contributions described in the first sentence) made on the Employee's behalf by the Company or one or more Designated Parents or Subsidiaries under any employee benefit or welfare plan now or hereafter established, and any other payments not specifically referenced in the first sentence.

(i)           "Corporate Transaction" means any of the following transactions:

(1)           a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(2)           the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company's subsidiary corporations) in connection with complete liquidation or dissolution of the Company;

(3)           any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

(4)           acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

(j)           "Designated Parents or Subsidiaries" means the Parents or Subsidiaries which have been designated by the Administrator from time to time as eligible to participate in the Plan.

(k)           "Effective Date" means April 1, 2009. However, should any Designated Parent or Subsidiary become a participating company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

(l)           "Employee" means any individual, including an officer or director, who is an employee of the Company or a Designated Parent or Subsidiary for purposes of Section 423 of the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

(m)          "Enrollment Date" means the first day of each Offer Period.

(n)           "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(o)           "Exercise Date" means the last day of each Purchase Period.

(p)           "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(1)           where there exists a public market for the Common Stock, the Fair Market Value shall be (i) the closing price for a Share on the date of the determination (or, if no closing price was reported on that date, on the last trading date on which a closing price was reported) on the stock exchange determined by the Administrator to be the primary market for the Common Stock or the NASDAQ National Market, whichever is applicable or (ii) if the Common Stock is not traded on any such exchange or national market system, the average of the closing bid and asked prices of a Share on the Over the Counter Bulleting Board on the date of the determination (or, if no such prices were reported on that date, on the last date on which such prices were reported), in each case, as reported in such source as the Administrator deems reliable; or

(2)           in the absence of an established market of the type described in (1), above, for the Common Stock, and subject to (3), below, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(q)           "Offer Period" means an Offer Period established pursuant to Section 4 hereof.

(r)           "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s)           "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

(t)           "Plan" means this 2009 Employee Stock Purchase Plan.

(u)           "Purchase Period" means a period of three months, commencing on January 1, April 1, July 1 and October 1 of each year and terminating on the next following March 31, June 30, September 30 and December 31, respectively.

(v)           "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock at the beginning of the Purchase Period or on the Exercise Date, whichever is lower.

(w)           "Reserves" means the sum of the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

(x)           "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.           Eligibility.

(a)           General. Any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Offer Period commencing with such Enrollment Date.

(b)           Limitations on Grant and Accrual. Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Parent or Subsidiary, or (ii) which permits the Employee's rights to purchase stock under all employee stock purchase plans of the Company and its Parents or Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time. The determination of the accrual of the right to purchase stock shall be made in accordance with Section 423(b)(8) of the Code and the regulations thereunder.

(c)           Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees shall not be eligible to participate in the Plan for any relevant Offer Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose customary employment is for not more than 5 months in any calendar year; (iii) Employees who have been employed for fewer than six consecutive calendar months; and (iv) Employees who are subject to rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the Plan.

4.           Offer Periods.

(a)           The Plan shall be implemented through overlapping or consecutive Offer Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated in accordance with Section 19 hereof. The maximum duration of an Offer Period shall be twenty-seven (27) months. Initially, the Plan shall be implemented through overlapping Offer Periods of twenty-four (24) months' duration commencing April 1, 2009.

(b)           A Participant shall be granted a separate option for each Offer Period in which he or she participates. The option shall be granted on the Enrollment Date and shall be automatically exercised in successive installments on the Exercise Dates ending within the Offer Period.

(c)           Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Offer Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Offer Period.

5.           Participation.

(a)           All Employees eligible to participate in the Plan as of the first Enrollment Date of the Plan shall be eligible to make payroll deductions for shares of the Common Stock on the Exercise Date of the first Purchase Period of the initial Offer Period in an amount up to the aggregate Purchase Price for such number of shares of the Common Stock as equals fifty percent (50%) of the Participant's annual salary and one hundred percent (100%) of all bonus and other Compensation that he or she receives during calendar year 2009. Participants shall complete and sign the Subscription Agreement in the form of Exhibit A to this Plan, indicating the amount of payroll deduction and/or direct payment.

(b)           After the initial Offer Period, an eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) and filing it with the designated payroll office of the Company at least three (3) business days prior to the Enrollment Date for the Offer Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Administrator for all eligible Employees with respect to a given Offer Period. No direct payment for shares shall be permitted after the initial Offer Period.

(c)           For Offer Periods other than the initial Offer Period, payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last complete payroll period during the Offer Period, unless sooner terminated by the Participant as provided in Section 10.

6.           Payroll Deductions.

(a)           At the time a Participant files a subscription agreement, the Participant shall elect to have payroll deductions made during the Offer Period in amounts between one percent (1%) and not exceeding fifty percent (50%) of the Participant's salary and between one percent (1%) and not exceeding one hundred percent (100%) of all bonuses and other Compensation which the Participant receives during the Offer Period.

(b)           All payroll deductions made for a Participant shall be credited to the Participant's account under the Plan and will be withheld in whole percentages only. A Participant may not make any additional payments into such account.

(c)           A Participant may discontinue participation in the Plan as provided in Section 10, or may increase or decrease the rate of payroll deductions during the Offer Period by completing and filing with the Company a change of status notice in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time) authorizing an increase or decrease in the payroll deduction rate. Any increase or decrease in the rate of a Participant's payroll deductions shall be effective with the first full payroll period commencing three (3) business days after the Company's receipt of the change of status notice unless the Company elects to process a given change in participation more quickly. A Participant's subscription agreement (as modified by any change of status notice) shall remain in effect for successive Offer Periods unless terminated as provided in Section 10. The Administrator shall be authorized to limit the number of payroll deduction rate changes during any Offer Period.

(d)           Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions shall be decreased to 0%. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement, as amended, at the time when permitted under Section 423(b)(8) of the Code and Section 3(b) herein, unless such participation is sooner terminated by the Participant as provided in Section 10.

7.           Grant of Option. On the Enrollment Date, each Participant shall be granted an option to purchase (at the applicable Purchase Price) such number of shares of the Common Stock in an amount of aggregate Purchase Price as equals up to fifty percent (50%) of the Participant's salary and one hundred percent (100%) of bonus and other Compensation for the period, subject to adjustment as provided in Section 18 hereof; provided that such option shall be subject to the limitations set forth in Sections 3(b), 6 and 12 hereof, subject to adjustment as provided in Section 18 hereof. Exercise of the option shall occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10, and the option, to the extent not exercised, shall expire on the last day of the Offer Period.

8.           Exercise of Option. The Participant's option for the purchase of shares will be exercised automatically on each Exercise Date, by applying the accumulated payroll deductions in the Participant's account to purchase the number of full shares subject to the option by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price, provided, however, that if a Participant is eligible to purchase any shares on the first Exercise Date of the initial Offer Period by direct payment, the Participant's option for the purchase of shares will be exercised to the extent possible by applying the direct payment amount made by the Participant to purchase the number of full shares subject to the option by dividing such direct payment amount by the applicable Purchase Price and, provided, further, in no event may the accumulated payroll deductions and direct payment amounts applied to the purchase of shares on the first Exercise Date of the initial Offer Period exceed the amount specified in Section 5(a). No fractional shares will be purchased; any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period or Offer Period, whichever applies, or returned to the Participant, if the Participant withdraws from the Plan. Any direct payment amounts which are not sufficient to purchase a full share shall be returned to the Participant. Notwithstanding the foregoing, any amount remaining in a Participant's account or any excess direct payment amount following the purchase of shares on the Exercise Date due to the application of Section 423(b)(8) of the Code or Section 7, above, shall be returned to the Participant and shall not be carried over to the next Offer Period or Purchase Period. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by the Participant.

9.           Delivery. Upon receipt of a request from a Participant after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as promptly as practicable, of a certificate representing the shares purchased upon exercise of the Participant's option.

10.         Withdrawal; Termination of Employment.

(a)           A Participant may not withdraw the payroll deductions credited to the Participant's account and not yet used to exercise the Participant's option under the Plan. A participant may at any time terminate future payroll deductions, but allow accumulated payroll deductions to be used to exercise the Participant's option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan (or such other form (including electronic forms) as determined by the Administrator from time to time). Upon termination, no further payroll deductions for the purchase of shares will be made during the Offer Period, all of the Participant's payroll deductions credited to the Participant's account will be applied to the exercise of the Participant's option on the next Exercise Date, and after such Exercise Date, such Participant's option for the Offer Period will be automatically terminated. If a Participant withdraws from an Offer Period, payroll deductions will not resume at the beginning of the succeeding Offer Period unless the Participant delivers to the Company a new subscription agreement.

(b)           Upon termination of a Participant's employment relationship (as described in Section 2(k)), the payroll deductions credited to such Participant's account during the Offer Period but not yet used to exercise the option will be applied to the purchase of Common Stock on the next Exercise Date. In such a case, no further payroll deductions will be credited to the Participant's account following the Participant's termination of employment and the Participant's option under the Plan will be automatically terminated after the purchase of Common Stock on the next scheduled Exercise Date.

11.        Interest. No interest shall accrue on the payroll deductions credited to a Participant's account under the Plan.

12.        Stock.

(a)           Subject to adjustment upon changes in capitalization of the Company as provided in Section 18, the maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be one million five hundred thousand (1,500,000) shares. If the Administrator determines that on a given Exercise Date the number of shares with respect to which options are to be exercised may exceed (x) the number of shares then available for sale under the Plan or (y) the number of shares available for sale under the Plan on the Enrollment Date(s) of one or more of the Offer Periods in which such Exercise Date is to occur, the Administrator may make a pro rata allocation of the shares remaining available for purchase on such Enrollment Dates or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine to be equitable, and shall either continue all Offer Periods then in effect or terminate any one or more Offer Periods then in effect pursuant to Section 19, below.

(b)           A Participant will have no interest or voting right in shares covered by the Participant's option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

(c)           Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

13.        Administration. The Plan shall be administered by the Administrator which shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by Applicable Law, be final and binding upon all persons.

14.        Designation of Beneficiary.

(a)           Each Participant shall file a written designation of a beneficiary who is to receive any shares and cash, if any, from the Participant's account under the Plan in the event of such Participant's death.

(b)           Such designation of beneficiary may be changed by the Participant (and the Participant's spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living (or in existence) at the time of such Participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Administrator), the Administrator shall deliver such shares and/or cash to the spouse (or domestic partner, as determined by the Administrator) of the Participant, or if no spouse (or domestic partner) is known to the Administrator, then to the issue of the Participant, such distribution to be made per stirpes (by right of representation), or if no issue are known to the Administrator, then to the heirs at law of the Participant determined in accordance with Section 27.

15.        Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Administrator may treat such act as an election to withdraw funds from an Offer Period in accordance with Section 10.

16.        Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. The funds allocated to a Participant's account shall remain the property of the Participant but may be commingled with the general funds of the Company.

17.        Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

18.        Adjustments Upon Changes in Capitalization; Corporate Transactions.

(a)           Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, the Purchase Price, the maximum number of shares that may be purchased in any Offer Period or Purchase Period, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the Reserves and the Purchase Price.

(b)           Corporate Transactions. In the event of a proposed Corporate Transaction, each option under the Plan shall be assumed by such successor corporation or a parent or subsidiary of such successor corporation, unless the Administrator determines, in the exercise of its sole discretion and in lieu of such assumption, to shorten the Offer Period then in progress by setting a new Exercise Date (the "New Exercise Date"). If the Administrator shortens the Offer Period then in progress in lieu of assumption in the event of a Corporate Transaction, the Administrator shall notify each Participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for the Participant's option has been changed to the New Exercise Date and that the Participant's option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offer Period as provided in Section 10. For purposes of this Subsection, an option granted under the Plan shall be deemed to be assumed if, in connection with the Corporate Transaction, the option is replaced with a comparable option with respect to shares of capital stock of the successor corporation or Parent thereof. The determination of option comparability shall be made by the Administrator prior to the Corporate Transaction and its determination shall be final, binding and conclusive on all persons.

19.        Amendment or Termination.

(a)           The Administrator may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Plan or any one or more Offer Periods may be terminated by the Administrator on any Exercise Date or by the Administrator establishing a new Exercise Date with respect to any Offer Period and/or any Purchase Period then in progress if the Administrator determines that the termination of the Plan or such one ore more Offer Periods is in the best interests of the Company and its stockholders. Except as provided in Section 18 and this Section 19, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant without the consent of affected Participants. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other Applicable Law), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)           Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Administrator shall be entitled to limit the frequency and/or number of changes in the amount withheld during Offer Periods, change the length of Purchase Periods within any Offer Period, determine the length of any future Offer Period, determine whether future Offer Periods shall be consecutive or overlapping, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable and which are consistent with the Plan.

20.        Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Administrator at the location, or by the person, designated by the Administrator for the receipt thereof.

21.        Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned Applicable Laws.

22.        Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of seven (7) years unless sooner terminated under Section 19.

23.        Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

24.        No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any employee or class of employees to purchase any shares under the Plan, or create in any employee or class of employees any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

25.        No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Designated Parent or Subsidiary, participation in the Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Designated Parent or Subsidiary, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

26.        Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

27.        Governing Law. The Plan is to be construed in accordance with and governed by the internal laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Delaware to the rights and duties of the parties, except to the extent the internal laws of the State of Delaware are superseded by the laws of the United States. Should any provision of the Plan be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

28.        Dispute Resolution. The provisions of this Section 28 (and as restated in the Subscription Agreement) shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and the Participant, or their respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the parties agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court. THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 28 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

29.        Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of share of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

Exhibit A
MDU Communications International, Inc.–2009 Employee Stock Purchase Plan
SUBSCRIPTION AGREEMENT
Effective with the Offer Period beginning on:  _________ __, 20__

1.	Personal Information.

Legal Name (Please Print):	Daytime Telephone:

Street Address:	Home Telephone:

City, State, Country, Zip/Postal:

Social Security No.:

2.
Eligibility. Any Employee whose customary employment is more than 20 hours per week and more than 5 months per calendar year, who has been an Employee for more than 6 consecutive calendar months and who does not hold (directly or indirectly) five percent (5%) or more of the combined voting power of the Company, a parent or a subsidiary, whether in stock or options to acquire stock is eligible to participate in the MDU Communications International, Inc. 2009 Employee Stock Purchase Plan (the "ESPP"); provided, however, that Employees who are subject to the rules or laws of a foreign jurisdiction that prohibit or make impractical the participation of such Employees in the ESPP are not eligible to participate.

3.	Definitions. Each capitalized term in this Subscription Agreement shall have the meaning set forth in the ESPP.

4.
Subscription. I hereby elect to participate in the ESPP and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the ESPP. I have received a complete copy of the ESPP and a prospectus describing the ESPP and understand that my participation in the ESPP is in all respects subject to the terms of the ESPP. The effectiveness of this Subscription Agreement is dependent on my eligibility to participate in the ESPP.

5.
Payroll Deduction Authorization. I hereby authorize payroll deductions from my Compensation during the Offer Period in the percentage specified below (payroll reductions may not exceed 50% of salary and 100% of bonus and other Compensation, subject to the overall limitation of no more than $25,000 per calendar year):

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation:	%

6.
ESPP Accounts and Purchase Price. I understand that all payroll deductions will be credited to my account under the ESPP. No additional payments may be made to my account. No interest will be credited on funds held in the account at any time including any refund of the account caused by withdrawal from the ESPP. All payroll deductions shall be accumulated for the purchase of Company Common Stock at the applicable Purchase Price determined in accordance with the ESPP.

7.
Withdrawal and Changes in Payroll Deduction. I understand that I may discontinue my participation in the ESPP at any time prior to an Exercise Date as provided in Section 10 of the ESPP, any accumulated payroll deductions will be applied automatically to purchase Company Common Stock. I may increase or decrease the rate of my payroll deductions in whole percentage increments to not less than one percent (1%) on one occasion during any Purchase Period by completing and timely filing a Change of Status Notice. Any increase or decrease will be effective for the full payroll period occurring after three (3) business days from the Company's receipt of the Change of Status Notice.

8.	Perpetual Subscription. I understand that this Subscription Agreement shall remain in effect for successive Offer Periods until I withdraw from participation in the ESPP, or termination of the ESPP.

9.
Taxes. I have reviewed the ESPP prospectus discussion of the federal tax consequences of participation in the ESPP and consulted with tax consultants as I deemed advisable prior to my participation in the ESPP. I hereby agree to notify the Company in writing within fifteen (15) days of any disposition (transfer or sale) of any shares purchased under the ESPP if such disposition occurs within two (2) years of the Enrollment Date (the first day of the Offer Period during which the shares were purchased) or within one (1) year of the Exercise Date (the date I purchased such shares), and I will make adequate provision to the Company for foreign, federal, state or other tax withholding obligations, if any, which arise upon the disposition of the shares. In addition, the Company may withhold from my Compensation any amount necessary to meet applicable tax withholding obligations incident to my participation in the ESPP, including any withholding necessary to make available to the Company any tax deductions or benefits contingent on such withholding.

10.
Dispute Resolution. The provisions of this Section 10 and Section 28 of the ESPP shall be the exclusive means of resolving disputes arising out of or relating to the Plan. The Company and I, or our respective successors (the "parties"), shall attempt in good faith to resolve any disputes arising out of or relating to the Plan by negotiation between individuals who have authority to settle the controversy. Negotiations shall be commenced by either party by notice of a written statement of the party's position and the name and title of the individual who will represent the party. Within thirty (30) days of the written notification, the parties shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to resolve the dispute. If the dispute has not been resolved by negotiation, the Company and I agree that any suit, action, or proceeding arising out of or relating to the Plan shall be brought in the United States District Court for the District of New Jersey (or should such court lack jurisdiction to hear such action, suit or proceeding, in a New Jersey state court in Passaic County) and that we shall submit to the jurisdiction of such court. The Company and I irrevocably waive, to the fullest extent permitted by law, any objection we may have to the laying of venue for any such suit, action or proceeding brought in such court. THE COMPANY AND I ALSO EXPRESSLY WAIVE ANY RIGHT WE HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING. If any one or more provisions of this Section 10 or Section 28 of the ESPP shall for any reason be held invalid or unenforceable, it is the specific intent of the Company and I that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

11.	Designation of Beneficiary. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

Beneficiary (please print):

Relationship to Beneficiary (if any):

Street Address of Beneficiary:

City, State, Country, Zip/Postal:

Social Security Number of Beneficiary:

12.
Termination of ESPP. I understand that the Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, and a termination may be effective as early as an Exercise Date, including the establishment of an alternative date for an Exercise Date within each outstanding Offer Period.

Date: ____________	Employee Signature: ____________________________________________

Exhibit B
MDU Communications International, Inc.–2009 Employee Stock Purchase Plan
CHANGE OF STATUS NOTICE

Participant Name (Please Print):

Social Security Number:

☐	Withdrawal and Purchase of Common Stock:

I hereby withdraw from the MDU Communications International, Inc. 2009 Employee Stock Purchase Plan (the "ESPP") and agree that my option and payroll deduction under the applicable Offer Period will be automatically terminated and all accumulated payroll deductions credited to my account will be applied to the purchase of Common Stock. No further payroll deductions will be made for the purchase of shares in the applicable Offer Period and I shall be eligible to participate in a future Offer Period only by timely delivery to the Company of a new Subscription Agreement.

☐	Change in Payroll Deduction:
I hereby elect to change my rate of payroll deduction under the ESPP as follows:

Percentage of Salary to be Deducted:	%
Percentage of Bonus and other Compensation to be Deducted:	%

An increase or a decrease in payroll deduction will be effective for the first full payroll period commencing no fewer than three (3) business days following the Company's receipt of this notice, unless this change is processed more quickly.

☐	Change of Beneficiary:	☐ I am single	☐ I am married

This change of beneficiary shall terminate my previous beneficiary designation under the ESPP. In the event of my death, I hereby designate the following person or trust as my beneficiary to receive all payments and shares due to me under the ESPP:

New Beneficiary (please print):

Relationship to Beneficiary (if any):

Street Address of Beneficiary:

City, State, Country, Zip/Postal:

Social Security Number of Beneficiary:

Date:	Employee Signature:

ANNUAL MEETING OF STOCKHOLDERS OF
MDU COMMUNICATIONS INTERNATIONAL, INC.

July 14, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, Proxy Statement and proxy card
are available at – www.mduc.com/info.html

PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF MR. BOYLE AS A DIRECTOR AND “FOR” PROPOSALS 2 AND 3.

1.	ELECTION OF J.E. “TED” BOYLE AS A DIRECTOR

☐ FOR

☐ WITHHELD
		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENT TO INCREASE NUMBER OF AUTHORIZED SHARES IN THE 2009 EMPLOYEE STOCK PURCHASE PLAN FROM 150,000 TO 600,000	☐	☐	☐

3.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	☐	☐	☐

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Mr. Boyle on Proposal 1 and FOR Proposals 2 and 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MDU COMMUNICATIONS INTERNATIONAL, INC.
60-D Commerce Way
Totowa, New Jersey 07512

Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders - July 14, 2011

The undersigned hereby constitutes and appoints Carolyn Howard and Richard Newman, and each of them, his/her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of MDU Communications International, Inc. to be held at the offices of MDU Communications International, Inc. at 60-D Commerce Way, Totowa, NJ 07512 on Thursday, July 14, 2011 at 10:00 a.m. local time and at any postponements, continuations or adjournments thereof, on all matters coming before said meeting.

ANNUAL MEETING OF STOCKHOLDERS OF

MDU COMMUNICATION INTERNATIONAL, INC.

July 14, 2011

PROXY VOTING
INSTRUCTIONS

MAIL—Mark, date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-	COMPANY NUMBER
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www. voteproxy.com up until 11:59PM Eastern Time the day before the meeting date.